UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 26, 2012
Date of Report (Date of earliest event reported)

First China Pharmaceutical Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54076	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 504, West Ren Min Road,
Kunming City, Yunnan Province
People’s Republic of China, 650000
(Address of Principal Executive Offices)

852-2138-1668
(Registrant’s telephone number, including area code)

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 - Financial Information

Item 2.02     Results of Operations and Financial Condition.

On May 1, 2012, First China Pharmaceutical Group, Inc., a Nevada corporation (the “Company”) issued a press release reporting its financial results for the year ended December 31, 2011.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Audit Committee’s Conclusion as to Non-Reliance on Previously Issued Financial Statements

On April 26, 2012, the Audit Committee of the Company’s Board of Directors, after consultation with management of the Company, including the Company’s Chief Financial Officer, concluded that the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K/A for the year ended March 31, 2011 (“2011 Annual Report”) filed with the Securities and Exchange Commission on December 2, 2011, should be restated to correct certain errors and should no longer be relied upon.

The Company’s Audit Committee, in consultation with management, concluded that the financial statements included with the 2011 Annual Report contained certain errors, including: (i) the identification of more inventory than reported in the 2011 Annual Report financial statements; (ii) the incorrect recording of placement costs as an expense rather than offsetting proceeds; (iii) the incorrect recording of warrants issued in a private placement in additional paid-in-capital, rather than the recording of the warrants under ASC 815-10; (iv) the incorrect recording of cash and cash equivalents of $2,003,488 as a prepayment; and (v) an inaccurate calculation of a discount on convertible notes from equity into convertible promissory notes in the amount of $113,747.

The Company’s Audit Committee discussed the foregoing issues, findings and conclusions with Parker Randall CF (H.K.) CPA Limited, the Company’s former independent certifying accountant (“Parker Randall”).

In conjunction with Parker Randall, the Company is working diligently to complete the restatement of the above-referenced 2011 Annual Report. The Company expects to file an amended 2011 Annual Report, containing restated financial statements, by no later than June 30, 2012. However, there can be no assurance that such filing will be made within this period.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated May 1, 2012

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First China Pharmaceutical Group, Inc.

Dated: May 1, 2012	By:	/s/ Zhen Jiang Wang
Zhen Jiang Wang
Chief Executive Officer